UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2012

W. P. CAREY & CO. LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13779	13-3912578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 19, 2012, the registrant made available certain supplemental unaudited financial information at June 30, 2012. A copy of this supplemental information is attached as Exhibit 99.1.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be incorporated by reference into our filing under the Securities Act of 1933, as amended (the “Act”) or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Supplemental information of the registrant at June 30, 2012.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication contain forward-looking statements within the meaning of the Federal securities laws. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey & Co. LLC (“W. P. Carey”) and can be identified by the use of words such as “may,”“ “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These statements are based on the current expectations of the management of W. P Carey and W. P. Carey Inc. (the “Company”). A number of factors could cause the Company’s actual results, performance or achievement to differ materially from those anticipated. Among those risks, trends and uncertainties are the risks associated with the merger of W.P. Carey with and into W.P. Carey Inc. and simultaneous conversion to a REIT and the merger of W. P. Carey and Corporate Property Associates 15 Incorporated; general economic climate; the supply of and demand for office and industrial properties; interest rate levels; the availability of financing; and other risks associated with the acquisition and ownership of properties, including risks that the tenants will not pay rent, or that costs may be greater than anticipated. For further information on factors that could impact W. P. Carey and the Company, reference is made to W. P. Carey’s and the Company’s filings with the Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey and the Company do not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey & Co. LLC

Date: September 19, 2012	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris
Chief Financial Officer